CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Operating expenses:
Research and development expenses, net	$ 14,123	$ 9,159
Marketing and business development expenses	465	414
General and administrative expenses	5,373	4,607
Total operating expenses	19,961	14,180
Financial and other income, net	559	806
Loss before taxes on income	19,402	13,374
Taxes on income
Net loss	$ 19,402	$ 13,374
Basic and diluted net loss per share	$ 0.23	$ 0.18
Total comprehensive loss	$ 19,402	$ 13,374
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	83,739,983	75,774,881